EXHIBIT 99.1


                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE)

            Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States
Code), each of the undersigned officers of Tarrant Apparel Group, a California corporation (the "Company"), do hereby certify with respect to the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2002 as filed with the Securities and Exchange Commission (the "10-K Report") that:

         (1)      the  10-K  Report  fully  complies  with the  requirements  of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the 10-K Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.






Date:  March 31, 2003                                /S/ GERARD GUEZ
                                                     --------------------------
                                                        Gerard Guez
                                                        Chief Executive Officer






Date:  March 31, 2003                                /S/ PATRICK CHOW
                                                     --------------------------
                                                        Patrick Chow
                                                        Chief Financial Officer